Batterymarch U.S. Small Capitalization Equity Portfolio


     Supplement to the Institutional Class and Financial Intermediary Class
                         Prospectus dated August 1, 2005
                          (as revised December 1, 2005)


The following information supplements the Mail and Fax options under the Prospectus section "How to Redeem Your Shares" for those Institutional Class and Financial Intermediary Class shareholders who hold their shares directly with the Portfolio.

1. Beginning May 30, 2006, Institutional Class and Financial Intermediary Class shareholders who hold their shares directly with the Portfolio should send their redemption orders, and all other correspondence relating to the maintenance of their accounts, to Boston Financial Data Services ("BFDS"), the Portfolio's transfer agent, at the following address:

                  Legg Mason Investor Services - Institutional
                  c/o BFDS
                  P.O. Box 8037
                  Boston, MA 02206-8037



2. Beginning May 30, 2006, Institutional Class and Financial Intermediary Class shareholders who hold their shares directly with the Portfolio and wish to redeem or exchange their shares via fax, should fax their requests to 781-796-3326.


 This supplement should be retained with your Prospectus for future reference.


                      This supplement is dated May 30, 2006